SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2003

MARTIN MARIETTA MATERIALS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-12744	56-1848578

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina 27607-3033

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 781-4550

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press Release dated December 1, 2003, announcing the resumption of the stock repurchase program.

Item 9. Regulation FD Disclosure

On December 1, 2003, the Corporation announced the resumption of the stock repurchase program. The press release, dated December 1, 2003, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: December 1, 2003	By:	/s/ Janice K. Henry

Janice K. Henry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 1, 2003, announcing the resumption of the stock repurchase program.